[Execution]

FOURTH AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 30, 2024, is entered into by and among JAC Operations, Inc., a Delaware corporation (“JAC”), Freight Car Services, Inc., a Delaware corporation (“Freight”), JAIX Leasing Company, a Delaware corporation (“JAIX”), FreightCar Short Line, Inc., a Delaware corporation (“Short”), Johnstown America, LLC, a Delaware limited liability company (“Johnstown”), FreightCar Alabama, LLC, a Delaware limited liability company (“Alabama”), FreightCar Rail Services, LLC, a Delaware limited liability company (“Rail”), FreightCar Rail Management Services, LLC, a Delaware limited liability company (“Management”), FreightCar North America, LLC, a Delaware limited liability company (“FCNA”), FCA-Fasemex, LLC, a Delaware limited liability company (“FCA” and, together with JAC, Freight, JAIX, Short, Johnstown, Alabama, Rail, Management, FCNA, and any other Person who from time to time becomes a Borrower under the Loan Agreement, collectively, the “Borrowers” and each individually, a “Borrower”), each of the Guarantors signatory hereto and SIENA LENDING GROUP LLC (“Lender”). Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement defined below.

RECITALS

A. Lender, Borrowers and Guarantors have previously entered into that certain Amended and Restated Loan and Security Agreement dated July 30, 2021 (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”), pursuant to which Lender has made certain loans and financial accommodations available to Borrowers.

B. Lender, Borrowers and Guarantors now wish to amend the Loan Agreement on the terms and conditions set forth herein.

C. The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender’s rights or remedies as set forth in the Loan Agreement or any other Loan Document is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
Amendments to Loan Agreement.
(a)
Events of Default. Section 7.1(p) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(p) [reserved];”

(b)
Remedies with Respect to Lending Commitments/Acceleration/Etc. Section 7.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“7.2 Remedies with Respect to Lending Commitments/Acceleration/Etc. Upon the occurrence and during the continuance of an Event of Default Lender may, in Lender’s sole discretion (a) terminate all or any portion of its commitment

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to lend to or extend credit to Borrowers under this Agreement and/or any other Loan Document, without prior notice to any Loan Party, and/or (b) demand payment in full of all or any portion of the Obligations (whether or not payable on demand prior to such Event of Default), and demand that the Letters of Credit be cash collateralized in the manner described in Section 1.7(c) and/or (c) take any and all other and further actions and avail itself of any and all rights and remedies available to Lender under this Agreement, any other Loan Document, under law and/or in equity. Notwithstanding the foregoing sentence, upon the occurrence of any Event of Default described in Section 7.1(f) or Section 7.1(g), without notice, demand or other action by Lender all of the Obligations shall immediately become due and payable whether or not payable on demand prior to such Event of Default.”

(c)
Schedule A. Schedule A to the Loan Agreement is hereby amended and restated in its entirety and replaced with Schedule A attached hereto as Exhibit A.
(d)
Borrowing Base. The definition of “Borrowing Base” set forth in Schedule B to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Borrowing Base” means, as of any date of determination, the Dollar Equivalent amount as of such date of determination of (a) the aggregate amount of Eligible Accounts multiplied by the Accounts Advance Rate (but in no event to exceed the Accounts Sublimit); minus (b) all Reserves which Lender has established pursuant to Section 1.2 (including those to be established in connection with any requested Revolving Loan or Letter of Credit).”

(e)
Standby Letter of Credit. The definition of “Standby Letter of Credit” set forth in Schedule B to the Loan Agreement is hereby deleted in its entirety:
2.
Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction, as determined by Lender, of the following conditions.
(a)
Amendment. Lender shall have received this Amendment fully executed by all the parties hereto;
(b)
Fourth Amended and Restated Fee Letter. Lender shall have received that certain Fourth Amended and Restated Fee Letter fully executed by all of the parties thereto;
(c)
Amendment No. 7 to Intercreditor. Lender shall have received that certain Amendment No. 7 to Intercreditor Agreement fully executed by all of the parties thereto;
(d)
Secretary’s Certificate. Lender shall have received a Secretary’s certificate, satisfactory to Lender, certifying to the effect that (x) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or other applicable governing body) of the Borrowers authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (y) the certificate or articles of incorporation or organization of the Borrowers previously delivered to the Lender have not been amended since the date of the last amendment thereto furnished pursuant to the Loan Agreement, and that such certificate or articles are in full force and effect;
(e)
Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must be true and correct in all material respects on and as of the date of this Amendment with the same effect as though made on and as of such date, except to the extent such

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representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representation and warranty qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects;
(f)
Payment of Expenses. Lender shall have received payment or reimbursement for its reasonable and documented out-of-pocket attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto (the “Fees and Expenses”). Borrowers hereby authorize Lender to charge as a Revolving Loan the amount of the Fees and Expenses all when due and payable in satisfaction thereof, and request, to the extent that Borrowers have not separately reimbursed Lender, that Lender makes one or more Revolving Loans on or after the date hereof in an aggregate amount equal to the total amount of such Fees and Expenses, and that Lender disburses the proceeds of such Revolving Credit Loan(s) in satisfaction thereof; and
(g)
Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as reasonably required by Lender.
3.
Representations and Warranties. Each Loan Party represents and warrants as follows:
(a)
Authority. Such Loan Party has the requisite corporate or limited liability company, as applicable, power and authority to execute and deliver this Amendment, and to perform its obligations hereunder, under the Loan Agreement (as amended or modified hereby) and under the other Loan Documents to which it is a party. The execution, delivery and performance by such Loan Party of this Amendment have been duly approved by all necessary corporate or limited liability company, as applicable, action and no other corporate or limited liability company, as applicable, proceedings are necessary to consummate such transactions.
(b)
Enforceability. This Amendment has been duly executed and delivered by each Loan Party. This Amendment, the Loan Agreement (as amended or modified hereby) and each other Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and is in full force and effect, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.
(c)
Representations and Warranties. The representations and warranties contained in the Loan Agreement and each other Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representation and warranty qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.
(d)
Due Execution. The execution, delivery and performance of this Amendment are within the power of each Loan Party, have been duly authorized by all necessary corporate or limited liability company, as applicable, action, have received all necessary governmental approval, if any, and do not contravene any applicable law or any material contractual restrictions binding on any Loan Party.
(e)
No Default. No event has occurred and is continuing that constitutes a Default or an Event of Default.

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4.
Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW). FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AMENDMENT AND ALL SUCH RELATED LOAN DOCUMENTS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).
5.
Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by e-mail, Docusign, facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, a manually signed paper document which has been converted into electronic form (such as scanned into PDF format or transmitted via facsimile), or an electronically signed document converted into another format, for transmission, delivery and/or retention.
6.
Reference to and Effect on the other Loan Documents.
(a)
Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.
(b)
Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Lender, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.
(c)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.
(d)
To the extent that any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
7.
Estoppel. To induce Lender to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Loan Party hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrowers as against Lender with respect to the Obligations.
8.
Integration. This Amendment, together with the Loan Agreement and the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

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9.
Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.
10.
Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Lender to waive any of its rights and remedies under the Loan Agreement or any other Loan Document, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.
11.
Guarantors’ Acknowledgment. With respect to the amendments to the Loan Agreement effected by this Amendment, each Guarantor hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty (as modified and supplemented in connection with this Amendment) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to the Loan Agreement, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended or modified by this Amendment. Although Lender has informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that Lender has no duty under the Loan Agreement, any Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

[Remainder of page Intentionally Blank]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:	[JAC OPERATIONS, INC.
By:	/s/ Michael Riordan
Name:	Michael Riordan
Title:	Vice President, Finance; Chief Financial Officer & Treasurer

[FREIGHT CAR SERVICES, INC.
By:	/s/ Michael Riordan
Name:	Michael Riordan
Title:	Vice President, Finance; Chief Financial Officer & Treasurer

[JAIX LEASING COMPANY
By:	/s/ Michael Riordan
Name:	Michael Riordan
Title:	Vice President, Finance; Chief Financial Officer & Treasurer

[FREIGHTCAR SHORT LINE, INC.
By:	/s/ Michael Riordan
Name:	Michael Riordan
Title:	Vice President, Finance; Chief Financial Officer & Treasurer

[JOHNSTOWN AMERICA, LLC
By:	/s/ Michael Riordan
Name:	Michael Riordan
Title:	Vice President, Finance; Chief Financial Officer & Treasurer

[FREIGHTCAR ALABAMA, LLC
By:	/s/ Michael Riordan
Name:	Michael Riordan
Title:	Vice President, Finance; Chief Financial Officer & Treasurer

[Signature Page for Fourth Amendment to Loan and Security Agreement]

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[FREIGHTCAR RAIL SERVICES, LLC
By:	/s/ Michael Riordan
Name:	Michael Riordan
Title:	Vice President, Finance; Chief Financial Officer & Treasurer

FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC
By:	/s/ Michael Riordan
Name:	Michael Riordan
Title:	Vice President, Finance; Chief Financial Officer & Treasurer

[FREIGHTCAR NORTH AMERICA, LLC
By:	/s/ Michael Riordan
Name:	Michael Riordan
Title:	Vice President, Finance; Chief Financial Officer & Treasurer

[FCA-FASEMEX, LLC
By:	/s/ Michael Riordan
Name:	Michael Riordan
Title:	Vice President, Finance; Chief Financial Officer & Treasurer

GUARANTORS:	[FREIGHTCAR AMERICA, INC.
By:	/s/ Michael Riordan
Name:	Michael Riordan
Title:	Vice President, Finance; Chief Financial Officer & Treasurer

[FCA-FASEMEX, S. DE R.L. DE C.V.
By:	/s/ Michael Riordan
Name:	Michael Riordan
Title:	Vice President, Finance; Chief Financial Officer & Treasurer

[Signature Page for Fourth Amendment to Loan and Security Agreement]

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FCA-FASEMEX ENTERPRISE, S. DE R.L. DE C.V.
By:	/s/ Michael Riordan
Name:	Michael Riordan
Title:	Vice President, Finance; Chief Financial Officer & Treasurer

[Signature Page for Fourth Amendment to Loan and Security Agreement]

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SIENA LENDING GROUP LLC
By:	/s/ Keith Holler
Name:	Keith Holler
Title:	Authorized Signatory

By:	/s/ Steve Sanicola
Name:	Steve Sanicola
Title:	Authorized Signatory

[Signature Page for Fourth Amendment to Loan and Security Agreement]

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Exhibit A

Schedule A

Description of Certain Terms

1. Loan Limits for Revolving Loans and Letters of Credit:
(a) Maximum Revolving Facility Amount:	$20,000,000
(b) [reserved]
(c) Accounts Advance Rate:

85%; provided, that if Dilution exceeds 3%, Lender may, at its option (A) reduce such advance rate by the number of full or partial percentage points compromising such excess or (B) establish a Reserve on account of such excess (the “Dilution Reserve”).

(d) Accounts Sublimit:	$20,000,000
3. Interest Rates:	2.00% per annum in excess of the Base Rate
4. Maximum Days re Eligible Accounts:
(a) Maximum days after original invoice date for Eligible Accounts:	Ninety (90) days
(b) Maximum days after original invoice due date for Eligible Accounts:	Sixty (60) days
5. Lender’s Bank:

Wells Fargo Bank, National Association and its affiliates
Siena Lending Group Depository Account
Account # 4986311751
ABA Routing # 121 000 248
Reference: JAC Operations, Inc.
(which bank may be changed from time to time by notice from Lender to Borrowers)

6. Scheduled Maturity Date:	December 31, 2024

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